UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 7, 2025

ASSERTIO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39294	85-0598378
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 South Saunders Rd., Suite 300,

Lake Forest, IL 60045

(Address of principal executive offices, including zip code)

(224) 419-7106

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $0.0001 par value	ASRT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 7, 2025, Spectrum Pharmaceuticals, Inc. (“Spectrum”), a wholly owned subsidiary of Assertio Holdings, Inc. (the “Company”), and Hanmi Pharmaceutical Co. Ltd. (the “Supplier”) entered into an amendment and restatement (the “Amendment”) of the Supply Agreement dated February 28, 2018, as previously amended, which provides for the supply of ROLVEDON drug substance to Spectrum (the “Agreement”). Among other things, the Amendment establishes long-term pricing following the expiration of the Agreement’s fixed pricing provisions in October 2025.

The Amendment reflects a mid-single digit percentage reduction to the price Spectrum agreed to pay the Supplier for ROLVEDON drug substance following the Company’s acquisition of Spectrum in 2023. Pursuant to the Amendment, the new price is fixed throughout the remaining term of Spectrum’s license agreement with the Supplier, subject to (1) the Supplier’s right to request price increases for periods beginning January 1, 2028, to the extent it experiences cost increases above a set threshold, and (2) a provision that reduces the per gram pricing by a specified amount for each year in which the previous year’s global market volume for ROLVEDON exceeds a specified threshold which has not yet been met. Spectrum’s consent is required for any changes to Supplier’s manufacturing process. Accordingly, Spectrum may seek to negotiate a lower supply price as a condition to its approval of any future process improvements that lower the Supplier’s costs.

Pursuant to the Amendment, Spectrum will also be required to provide the Supplier with a forecasted purchase plan each year. While there are no minimum purchase requirements, if Spectrum includes any orders in a forecasted purchase plan, it must designate at least fifty percent of such orders as binding. None of the Agreement’s other supply terms were materially amended.

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ending December 31, 2025.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2025

ASSERTIO HOLDINGS, INC.

/s/ Brendan P. O’Grady
Brendan P. O’Grady
Chief Executive Officer